UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form 8-K/A

                               ASSET-BACKED ISSUER
                                 CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 12, 2007


Morgan Stanley Capital I Trust 2007-TOP25
(Exact name of issuing entity as specified in its charter)


Wells Fargo Bank, National Association
Bear Stearns Commercial Mortgage, Inc.
Principal Commercial Funding II, LLC
Morgan Stanley Mortgage Capital Holdings LLC, successor-in-interest by merger to Morgan Stanley Mortgage Capital Inc.
(Exact names of sponsors as specified in their charters)


MORGAN STANLEY CAPITAL I INC.
(Exact name of depositor as specified in its charter)

333-130684
(Commission File Number of Depositor)


NEW YORK
(State or Other Jurisdiction of Incorporation of the issuing entity)


54-2198830
54-2198831
54-2198832
54-6737501
(I.R.S. Employer Identification No.)


1585 Broadway 2nd Floor
New York, New York 10036
(principal executive offices)


Depositor's telephone number, including area code (212) 761-4000



Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d- 2(b ) under the Exchange Act (17 CFR 240. 14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 14e-4(c))


Section 8 Other Events


Item 8.01 Other Events

         On January 19, 2007, a single series of certificates, entitled Morgan Stanley Capital I Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-TOP25 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2007 (the "Pooling and Servicing Agreement"), by and between the Company, as depositor (the "Depositor"), Wells Fargo Bank, National Association, as master servicer (the "Master Servicer"), ARCap Servicing, Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee and custodian (the "Trustee"), and Wells Fargo Bank, National Association, as paying agent (the "Paying Agent"), certificate registrar and authenticating agent. The Certificates were issued in twenty-five classes. Schedules I, II, III and IV to the Pooling and Servicing Agreement are annexed hereto as Exhibit 4.1.

         The exhibit hereto updates Schedules I, II, III and IV to the Pooling and Servicing Agreement that was filed as Exhibit 4.1 by the Depositor with the Commission under the Current Report on Form 8-K bearing a Date of Report of February 14, 2007. The exhibit hereto supersedes and is deemed to be substituted for Schedules I, II, III and IV to the Pooling and Servicing Agreement that was filed as Exhibit 4.1 by the Depositor with the Commission under the Current Report on Form 8-K bearing a Date of Report of February 14, 2007.

 Section 9 Financial Statements and Exhibits


 Item 9.01. Financial Statements and Exhibits

 (a)      Financial Statements of Business Acquired Not applicable.

 (b)      Pro Forma Financial Information Not applicable.

 (c)      Exhibits:


 Exhibit No.             Description

4.1 Schedules I, II, III and IV to the Pooling and Servicing Agreement, dated as of January 1, 2007, by and between Company, the Master Servicer, the Special Servicer, the Trustee and the Paying Agent.



                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 12, 2007

MORGAN STANLEY CAPITAL I INC.
(Depositor)

By: /s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: Vice President



EXHIBIT NO. 4.1


MSCI 2007 TOP25 Mortgage Loan Schedule - Schedule I
BSCMI Schedule



Loan Pool    Loan Group   Mortgage Loan
No.          No.          Seller         Property Name                                Street Address
2            1            BSCMI          Four Seasons Hotel                           300 South Doheny Drive
5            1            BSCMI          One Thomas Circle                            One Thomas Circle
6            1            BSCMI          Sheraton Suites on the Hudson                500 Harbor Boulevard
11           1            BSCMI          33 Union Square                              33 Union Square
14           1            BSCMI          Wakefield Commons I & II                     14460 New Falls of Neuse Road
15           1            BSCMI          Providian Bancorp Office / Data Center       3801 South Collins Street
17           1            BSCMI          Cole Portfolio - Lowe's Lubbock              5022 W. Loop 289
17           1            BSCMI          Cole Portfolio - Lowe's Midland              3315 North Loop 250
17           1            BSCMI          Cole Portfolio - Kohl's Wichita              6900 West Kellogg Drive
26           1            BSCMI          Stateline Center                             7620 State Line Road
29           1            BSCMI          Hilliard Market                              1786-1892 Hilliard Rome Road
30           1            BSCMI          1450 Harbor Blvd.                            1450 Harbor Blvd.
33           1            BSCMI          Franklin Center                              142-27 Franklin Avenue
39           1            BSCMI          Buckhorn Plaza                               60-76 Lunger Drive
59           1            BSCMI          Hebron Parkway Plaza                         1025 East Hebron Parkway Road
61           1            BSCMI          Cherryvale Plaza                             11706 Reisterstown Road
62           1            BSCMI          Office Depot - Paramus                       404 State Route 17 North
65           1            BSCMI          Fed Ex Kalamazoo                             2612 Kersten Court
67           1            BSCMI          Patapsco Village                             3450 Old Annapolis Road
68           2            BSCMI          Village One Apartments                       593 Broadway
81           1            BSCMI          New Paltz Plaza                              245 Main Street
88           1            BSCMI          Rite Aid - Hanover                           SEC Eisenhower Dr. & Wilson Avenue
91           1            BSCMI          Seaway Plaza                                 26493-26499 US Route 11
93           1            BSCMI          Giant Eagle Plaza                            4500 Buffalo Road
102          1            BSCMI          Honey Creek Village                          3520 Georgia Highway 20, SE
112          1            BSCMI          Walgreens Queens Village Shopping Center     109-62 Francis Lewis Boulevard
118          1            BSCMI          Office Depot - State College                 387 Benner Pike
139          1            BSCMI          CVS- Ithaca                                  625 West Clinton Street
145          1            BSCMI          Rite Aid - Glassport                         634 Monongahela Avenue



                                            Original                       Master                 Master          Primary Excess
(continued)                                 Term to               Admin    Service   Primary      Excess Serv.    Servicing
Loan Pool     Cut-Off Date                  Maturity              Cost     Fee       Service      Fee Rate        Fee Rate
No.           Balance        Note Date      or ARD      Rate      Rate     Rate      Fee Rate     (bps)           (bps)
2             $72,000,000    12/01/2006     120         5.325%    3.165    2.000     1.000        0.000           0.000
5             $55,000,000    08/18/2006     120         5.927%    3.165    2.000     1.000        0.000           0.000
6             $55,000,000    12/06/2006     120         5.512%    3.165    2.000     1.000        0.000           0.000
11            $25,000,000    12/11/2006     120         5.745%    3.165    2.000     1.000        0.000           0.000
14            $21,000,000    11/02/2006     120         5.481%    3.165    2.000     1.000        0.000           0.000
15            $20,115,000    11/21/2006     120         5.943%    3.165    2.000     1.000        0.000           0.000
17            $7,475,000     08/31/2006     119         6.111%    3.165    2.000     1.000        0.000           0.000
17            $7,150,000     08/31/2006     119         6.111%    3.165    2.000     1.000        0.000           0.000
17            $5,200,000     08/31/2006     119         6.111%    3.165    2.000     1.000        0.000           0.000
26            $11,750,000    10/05/2006     120         5.875%    3.165    2.000     1.000        0.000           0.000
29            $11,220,000    11/09/2006     120         5.963%    3.165    2.000     1.000        0.000           0.000
30            $11,000,000    09/29/2006     84          5.837%    3.165    2.000     1.000        0.000           0.000
33            $10,000,000    08/31/2006     180         6.359%    3.165    2.000     1.000        0.000           0.000
39            $9,025,000     11/21/2006     120         5.993%    3.165    2.000     1.000        0.000           0.000
59            $6,750,000     11/09/2006     120         5.592%    3.165    2.000     1.000        0.000           0.000
61            $6,456,776     07/19/2006     180         6.113%    3.165    2.000     1.000        0.000           0.000
62            $5,969,940     06/29/2006     180         6.295%    3.165    2.000     1.000        0.000           0.000
65            $5,628,378     09/01/2006     120         5.820%    3.165    2.000     1.000        0.000           0.000
67            $5,484,432     10/13/2006     120         5.783%    3.165    2.000     1.000        0.000           0.000
68            $5,400,000     11/29/2006     180         5.629%    12.165   2.000     10.000       0.000           0.000
81            $4,400,000     11/16/2006     120         5.565%    3.165    2.000     1.000        0.000           0.000
88            $4,115,000     10/17/2006     120         6.114%    3.165    2.000     1.000        0.000           0.000
91            $4,092,654     10/19/2006     120         6.093%    3.165    2.000     1.000        0.000           0.000
93            $4,000,000     11/01/2006     120         5.416%    3.165    2.000     1.000        0.000           0.000
102           $3,490,602     09/29/2006     120         5.971%    3.165    2.000     1.000        0.000           0.000
112           $3,100,000     12/05/2006     120         5.565%    3.165    2.000     1.000        0.000           0.000
118           $3,000,000     12/07/2006     120         5.922%    3.165    2.000     1.000        0.000           0.000
139           $2,500,000     11/15/2006     120         5.825%    3.165    2.000     1.000        0.000           0.000
145           $2,325,000     10/04/2006     120         6.095%    3.165    2.000     1.000        0.000           0.000

Notes:
1: Master Servicing fees in excess of 0.02% (or 0.01% for MSMC loans) include a subservicing fee



(page)


MSCI 2007 TOP25 Mortgage Loan Schedule - Schedule II
WFB Schedule




Loan Pool    Loan Group   Mortgage Loan
No.          No.          Seller         Property Name                                Street Address
4            1            WFB            Village Square                               9326-9440 West Sahara Avenue
9            1            WFB            Shops at Kildeer                             20505 Rand Road
12           1            WFB            Town Square Shopping Center - Schererville   110 - 144 Indianapolis Blvd
13           2            WFB            Brighton Court                               6520-196th Street SW
18           1            WFB            Huron Estates                                22000 Inkster Road
27           1            WFB            Staybridge - San Antonio                     66 NE Loop 410
35           1            WFB            CalNational Bank Building                    2566 Overland Avenue
37           1            WFB            MidTown Crossing - Rome, GA                  144-246 Shorter Ave
41           1            WFB            McKinstry Building                           5005 Third Avenue S
42           1            WFB            Clarion Hotel Nags Head Beach                1601 S. Virginia Dare Trail
43           1            WFB            Novi Meadows                                 26500 Napier Road
44           1            WFB            Hampton Inn Rochester                        500 Center Place Drive
45           1            WFB            Plaza Inn and Suites at Ashland Creek        98 Central Ave.
46           1            WFB            Security Public Storage - San Mateo          110 East 25th Avenue
48           1            WFB            Drury Inn & Suites - Paducah                 2930 James Sanders Blvd.
52           1            WFB            Howard Johnson Oceanfront South              1801 Atlantic Avenue
53           1            WFB            The Fickling Building                        577 Mulberry Street
66           2            WFB            Sedgefield Manufactured Home Community       102 Water Oak Ln
69           1            WFB            Country Inn & Suites Chattanooga             7051 McCutcheon Rd.
70           1            WFB            Security Public Storage - Martinez           111 Muir Station Road
71           1            WFB            K-Mart 6364 Springfield Plaza                6364 Springfield Plaza
72           1            WFB            Country Inn & Suites Tiftonia                3725 Modern Industries Parkway
74           1            WFB            River Valley MHP                             10910 Turner Boulevard
76           1            WFB            Lockheed Martin Building                     9807 E. Valley Road
77           1            WFB            Country Inn & Suites Dalton                  903 West Bridge Road
78           1            WFB            Crosswind Corners Shopping Center            15353 - 15477 Hall Road
83           2            WFB            Palm Terrace Apartments                      1420 Alturas Road
84           2            WFB            Gardenside Apartments                        30, 38, 44, 50 Gardenside Dr.
85           2            WFB            Wyndham Ridge Townhomes                      1112 Ashberry Village Drive
87           2            WFB            Ridgeway Village Apartments                  6033 W. Bethany Home Road
90           2            WFB            Fallbrook Manor Apartments                   525 Alturas Road
92           1            WFB            SuperPetz Shopping Center                    1604 & 1610 Sam Rittenberg Boulevard
95           1            WFB            A-American Bakersfield Central               3301 Truxton Avenue
96           1            WFB            Comfort Inn Mentor                           7701 Reynolds Road
97           1            WFB            3180 University Avenue                       3180 University Avenue
98           2            WFB            Willows Apartments                           1100 Willow Springs Road
99           1            WFB            Country Inn & Suites Sycamore                1450 South Peace Rd.
101          1            WFB            Lamps Plus Retail                            30 North Stephanie St.
104          1            WFB            Heritage Center                              1515 Heritage Drive
105          1            WFB            750 Link Road & 7790-7820 Bell Road          750 Link Road
105          1            WFB            750 Link Road & 7790-7820 Bell Road          7790-7820 Bell Road
108          1            WFB            810 Lawrence Drive Flex                      810 Lawrence Drive
109          2            WFB            Cottonwood Coves                             300 East Gordon Lane
110          2            WFB            Trillium Townhomes                           12 & 24 Stratford Drive, 5 & 16
                                                                                      Hardwick Drive, and 19 West Stonington
113          1            WFB            Country Inn & Suites Freeport                1730 Dirck Dr.
115          1            WFB            Walgreens - Las Vegas                        900 North Rancho Drive
124          1            WFB            Tapia Brothers Industrial                    211 South 49th Avenue
129          1            WFB            Layton's Village Shopping Center             6820-6860 Olney-Laytonsville Road
133          1            WFB            Ware Road Industrial                         5701 South Ware Road
134          1            WFB            Steeplechase Crossing                        10511 and 10521 Jones Road
135          1            WFB            A-American Foxborough                        12474 Industrial Boulevard
138          1            WFB            Hub Parkway Industrial Building              7620-7640 Hub Parkway
142          1            WFB            A-American Borrego                           14421 Borrego Road
143          1            WFB            The Tile Shop Industrial                     16216 Raymer Street
144          1            WFB            Walgreens - West Chester                     7776 Cox Lane
146          2            WFB            Western Hills Apartments                     370 Hickory Lane
147          2            WFB            Timbergrove Manor Apartments                 1600 West T.C. Jester Blvd.
148          1            WFB            The Boat Barn/A&B Dry Storage                15450 Highway 3
148          1            WFB            The Boat Barn/A&B Dry Storage                8750 Old Galveston Road
149          1            WFB            Centennial Self Storage I                    21905 State Route 410 East
152          1            WFB            Eagle Financial Center                       10928 Eagle River Road
153          1            WFB            Staples - Grosse Pointe, MI                  17410 Mack Avenue
157          1            WFB            Union Hills I Retail                         3414 W. Union Hills Drive
158          1            WFB            Holiday Plaza Shopping Center                707 East March Lane
160          2            WFB            Laurelwood Valley Mobile Home Park           29401 Military Road South
161          2            WFB            Parkside Apartments                          325 W. 5th Street
162          1            WFB            K&G Fashion Superstore - Houston             13902 Northwest Freeway
163          1            WFB            All American Self Storage Roseville          3050 Taylor Road
                                                                                      830- 846 Watson Avenue &
164          1            WFB            830- 846 Watson Avenue Industrial Park       831- 845 Mahar Avenue
166          1            WFB            Huffman Plaza                                12350 Industry Way
167          1            WFB            Tanger Furniture Outlets                     38404 and 38384 Tanger Drive
170          2            WFB            Tamra Colonial Estates                       324-464 SE 194th Avenue
171          1            WFB            Arnold Magnetic Technologies                 107 Industry Rd
172          1            WFB            Liberty Plaza - Gun Barrel                   1307 West Main Street
173          2            WFB            Welch Estate Apartments                      310 Elvira Drive
174          1            WFB            Piggly Wiggly - Omro, WI                     142 Alder Avenue
175          1            WFB            Access Self Storage - Indianapolis           8501 Rockville Road
176          1            WFB            East County Line Center                      920-940 East County Line Road
177          2            WFB            Perrine Court Apartment                      11911 East Mansfield Avenue
178          2            WFB            32 Pines Apartments                          3010 South Pines Road
180          1            WFB            Pine Springs Mobile Home Park                6920 Clark Road
181          1            WFB            Bridgestone-Firestone, Austin                13300 FM 620 North
182          1            WFB            Chase Professional Building                  8444-8448 Reseda Boulevard
184          1            WFB            Giant Oil - Las Ventanas                     6570 Paradise Blvd.
186          1            WFB            Plum Tree Plaza                              22315 Highway 99 SE
187          1            WFB            Advance Auto - Philadelphia                  312-320 East Chelten Avenue
188          1            WFB            2976 E. State Street Retail                  2976 E. State Street
189          1            WFB            40th Street Medical Plaza                    16601 N. 40th Street
191          1            WFB            Rite Aid - Steubenville                      138 North 5th Street
192          1            WFB            Rite Aid - Wellsburg, WV                     126 12th Street
193          1            WFB            Nipomo Westside                              537-551 W. Tefft St.
195          1            WFB            Pensacola Self Storage                       4096 Highway 297 A
196          1            WFB            Moyock Commons                               102 Moyock Commons Drive
198          1            WFB            Elgin Retail                                 3003 50th Street
199          1            WFB            The Shops at Aldi                            2361 DeKalb Medical Parkway
201          1            WFB            Spring Valley Shopping Mall                  7798-7810 Spring Valley Road
202          1            WFB            Aldige' & Noack Associates                   12033 Ventura Place
203          1            WFB            Checker Auto Parts Albuquerque               3721 Highway 528 Northwest
204          1            WFB            Edinger Retail Center                        2330 W. Edinger Avenue



                                           Original                       Master                 Master          Primary Excess
(continued)                                Term to               Admin    Service   Primary      Excess Serv.    Servicing
Loan Pool    Cut-Off Date                  Maturity              Cost     Fee       Service      Fee Rate        Fee Rate
No.          Balance          Note Date    or ARD      Rate      Rate     Rate      Fee Rate     (bps)           (bps)
4            $59,680,000      12/11/2006   120         5.660%    3.165    2.000     1.000        0.000           0.000
9            $33,145,000      11/21/2006   120         5.440%    3.165    2.000     1.000        0.000           0.000
12           $22,700,000      10/10/2006   120         5.745%    3.165    2.000     1.000        0.000           0.000
13           $21,000,000      11/28/2006   120         5.695%    3.165    2.000     1.000        0.000           0.000
18           $16,963,469      10/04/2006   120         5.260%    3.165    2.000     1.000        0.000           0.000
27           $11,600,000      12/08/2006   120         5.928%    3.165    2.000     1.000        0.000           0.000
35           $9,975,000       12/04/2006   120         5.860%    3.165    2.000     1.000        0.000           0.000
37           $9,595,289       08/07/2006   120         6.090%    3.165    2.000     1.000        0.000           0.000
41           $8,953,662       08/14/2006   120         6.360%    3.165    2.000     1.000        0.000           0.000
42           $8,875,962       10/11/2006   120         6.055%    3.165    2.000     1.000        0.000           0.000
43           $8,830,740       10/12/2006   120         5.200%    3.165    2.000     1.000        0.000           0.000
44           $8,489,151       11/08/2006   120         6.000%    3.165    2.000     1.000        0.000           0.000
45           $8,250,000       12/11/2006   120         5.630%    3.165    2.000     1.000        0.000           0.000
46           $8,142,737       11/21/2006   120         5.720%    3.165    2.000     1.000        0.000           0.000
48           $7,925,000       12/08/2006   120         5.928%    3.165    2.000     1.000        0.000           0.000
52           $7,230,571       10/06/2006   120         6.100%    3.165    2.000     1.000        0.000           0.000
53           $7,223,278       08/24/2006   120         5.990%    3.165    2.000     1.000        0.000           0.000
66           $5,488,005       10/04/2006   120         5.190%    3.165    2.000     1.000        0.000           0.000
69           $5,319,471       11/30/2006   120         5.770%    3.165    2.000     1.000        0.000           0.000
70           $5,245,333       11/21/2006   120         5.730%    3.165    2.000     1.000        0.000           0.000
71           $5,240,000       11/10/2006   120         5.950%    3.165    2.000     1.000        0.000           0.000
72           $5,094,704       11/30/2006   120         5.770%    3.165    2.000     1.000        0.000           0.000
74           $4,985,867       09/19/2006   84          5.750%    3.165    2.000     1.000        0.000           0.000
76           $4,891,508       10/03/2006   120         6.240%    3.165    2.000     1.000        0.000           0.000
77           $4,869,938       11/30/2006   120         5.770%    3.165    2.000     1.000        0.000           0.000
78           $4,600,000       11/01/2006   120         6.260%    3.165    2.000     1.000        0.000           0.000
83           $4,296,139       11/20/2006   120         5.690%    3.165    2.000     1.000        0.000           0.000
84           $4,288,907       08/29/2006   120         6.140%    3.165    2.000     1.000        0.000           0.000
85           $4,216,973       10/10/2006   120         5.830%    3.165    2.000     1.000        0.000           0.000
87           $4,142,185       10/19/2006   84          5.870%    7.165    2.000     5.000        0.000           0.000
90           $4,096,318       11/20/2006   120         5.690%    3.165    2.000     1.000        0.000           0.000
92           $4,038,579       09/27/2006   120         5.760%    3.165    2.000     1.000        0.000           0.000
95           $3,815,567       08/30/2006   84          6.350%    3.165    2.000     1.000        0.000           0.000
96           $3,791,900       05/24/2006   120         6.575%    3.165    2.000     1.000        0.000           0.000
97           $3,785,932       08/25/2006   120         5.970%    3.165    2.000     1.000        0.000           0.000
98           $3,767,504       08/31/2006   120         5.850%    3.165    2.000     1.000        0.000           0.000
99           $3,746,247       11/21/2006   120         5.930%    3.165    2.000     1.000        0.000           0.000
101          $3,500,000       11/28/2006   120         6.020%    3.165    2.000     1.000        0.000           0.000
104          $3,400,000       10/31/2006   120         5.650%    3.165    2.000     1.000        0.000           0.000
105          $1,871,560       10/03/2006   120         5.870%    3.165    2.000     1.000        0.000           0.000
105          $1,528,440       10/03/2006   120         5.870%    3.165    2.000     1.000        0.000           0.000
108          $3,241,210       09/21/2006   120         5.940%    3.165    2.000     1.000        0.000           0.000
109          $3,200,000       10/25/2006   120         5.750%    3.165    2.000     1.000        0.000           0.000
110          $3,171,359       09/18/2006   120         5.920%    3.165    2.000     1.000        0.000           0.000

113          $3,096,898       11/21/2006   120         5.930%    3.165    2.000     1.000        0.000           0.000
115          $3,000,000       12/01/2006   120         5.420%    3.165    2.000     1.000        0.000           0.000
124          $2,830,000       10/12/2006   120         6.430%    3.165    2.000     1.000        0.000           0.000
129          $2,700,000       11/21/2006   120         5.910%    3.165    2.000     1.000        0.000           0.000
133          $2,543,200       09/07/2006   60          6.000%    3.165    2.000     1.000        0.000           0.000
134          $2,540,952       08/07/2006   120         6.160%    3.165    2.000     1.000        0.000           0.000
135          $2,540,390       08/30/2006   84          6.350%    6.165    2.000     1.000        3.000           0.000
138          $2,500,000       11/15/2006   120         5.750%    6.165    2.000     1.000        3.000           0.000
142          $2,490,579       08/30/2006   84          6.350%    6.165    2.000     1.000        3.000           0.000
143          $2,442,086       08/04/2006   120         6.570%    7.165    2.000     5.000        0.000           0.000
144          $2,348,001       11/02/2006   120         5.900%    6.165    2.000     1.000        3.000           0.000
146          $2,300,000       09/20/2006   120         6.160%    3.165    2.000     1.000        0.000           0.000
147          $2,300,000       07/31/2006   120         6.180%    3.165    2.000     1.000        0.000           0.000
148          $1,289,926       11/14/2006   120         6.090%    3.165    2.000     1.000        0.000           0.000
148          $1,007,189       11/14/2006   120         6.090%    3.165    2.000     1.000        0.000           0.000
149          $2,248,015       11/02/2006   120         5.760%    3.165    2.000     1.000        0.000           0.000
152          $2,198,138       11/01/2006   120         5.920%    6.165    2.000     1.000        3.000           0.000
153          $2,195,830       11/01/2006   120         5.840%    6.165    2.000     1.000        3.000           0.000
157          $2,074,985       09/11/2006   120         6.420%    3.165    2.000     1.000        0.000           0.000
158          $2,048,269       11/08/2006   120         5.930%    3.165    2.000     1.000        0.000           0.000
160          $2,000,000       12/01/2006   120         6.120%    6.165    2.000     1.000        3.000           0.000
161          $1,996,795       10/03/2006   84          6.580%    7.165    2.000     5.000        0.000           0.000
162          $1,996,300       10/04/2006   120         5.950%    3.165    2.000     1.000        0.000           0.000
163          $1,994,938       08/21/2006   120         6.220%    6.165    2.000     1.000        3.000           0.000

164          $1,943,524       08/09/2006   120         6.450%    3.165    2.000     1.000        0.000           0.000
166          $1,818,472       11/01/2006   120         5.950%    9.165    2.000     1.000        6.000           0.000
167          $1,798,940       10/20/2006   120         6.330%    3.165    2.000     1.000        0.000           0.000
170          $1,795,952       08/25/2006   120         6.700%    3.165    2.000     1.000        0.000           0.000
171          $1,729,223       10/20/2006   120         5.850%    13.165   2.000     5.000        0.000           0.000
172          $1,700,000       11/02/2006   120         6.000%    3.165    2.000     1.000        0.000           0.000
173          $1,696,713       10/06/2006   120         5.750%    3.165    2.000     1.000        0.000           0.000
174          $1,694,275       09/01/2006   120         6.390%    9.165    2.000     1.000        6.000           0.000
175          $1,689,135       09/27/2006   120         5.760%    9.165    2.000     1.000        6.000           0.000
176          $1,677,705       11/07/2006   120         6.270%    3.165    2.000     1.000        0.000           0.000
177          $1,650,000       10/27/2006   120         6.030%    3.165    2.000     1.000        0.000           0.000
178          $1,650,000       11/02/2006   120         6.020%    6.165    2.000     1.000        3.000           0.000
180          $1,600,000       05/24/2006   120         6.060%    3.165    2.000     1.000        0.000           0.000
181          $1,598,878       11/22/2006   120         6.610%    9.165    2.000     1.000        6.000           0.000
182          $1,598,719       11/02/2006   120         6.130%    13.165   2.000     5.000        6.000           0.000
184          $1,597,935       10/31/2006   180         7.470%    9.165    2.000     1.000        6.000           0.000
186          $1,594,361       08/02/2006   120         6.190%    3.165    2.000     1.000        0.000           0.000
187          $1,533,805       07/26/2006   120         6.500%    6.165    2.000     1.000        3.000           0.000
188          $1,514,811       08/07/2006   120         6.330%    3.165    2.000     1.000        0.000           0.000
189          $1,503,388       08/02/2006   180         6.540%    15.165   2.000     1.000        12.000          0.000
191          $1,447,521       10/26/2006   120         6.300%    9.165    2.000     1.000        6.000           0.000
192          $1,407,211       11/15/2006   120         5.930%    9.165    2.000     1.000        6.000           0.000
193          $1,398,824       11/08/2006   120         5.950%    6.165    2.000     1.000        3.000           0.000
195          $1,330,000       08/31/2006   120         6.230%    3.165    2.000     1.000        0.000           0.000
196          $1,297,868       10/12/2006   120         6.480%    3.165    2.000     1.000        0.000           0.000
198          $1,196,948       09/06/2006   120         6.200%    6.165    2.000     1.000        3.000           0.000
199          $1,195,733       08/11/2006   120         6.150%    3.165    2.000     1.000        0.000           0.000
201          $997,560         10/13/2006   120         6.630%    3.165    2.000     1.000        0.000           0.000
202          $976,794         10/27/2006   120         6.000%    15.165   2.000     1.000        12.000          0.000
203          $973,371         09/27/2006   120         6.400%    19.165   2.000     5.000        12.000          0.000
204          $897,173         08/10/2006   120         6.690%    15.165   2.000     1.000        12.000          0.000


Notes:
1: Master Servicing fees in excess of 0.02% (or 0.01% for MSMC loans) include a subservicing fee



(page)


MSCI 2007 TOP25 Mortgage Loan Schedule - Schedule III
PCF II Schedule




Loan Pool    Loan Group   Mortgage Loan
No.          No.          Seller         Property Name                                Street Address
1            1            PCFII          Mount Pleasant Towne Centre                  1600 Palmetto Grande Drive
3            1            PCFII          Shoppes at Park Place                        7200 US Hwy 19 North
16           1            PCFII          Romeoville Towne Center                      405 - 495 North Weber Road
32           1            PCFII          Pomeroy IT Solutions                         1180 Elijah Creek Drive
             1                                                                        3451-9355 4th Street North; 5100 - 5180 66th
34                        PCFII          Brown Trust St Petersburg                    Street North; 5000 - 5050 34th Street South
34           1            PCFII          Brown Trust Largo                            10451 Ulmerton Road
34           1            PCFII          Brown Trust Bradenton                        4951 Cortez Road
40           2            PCFII          Pasa Fino Apartments                         12110 SE 312th Street
47           1            PCFII          3260 Buskirk Avenue                          3260 Buskirk Avenue
54           1            PCFII          Hampton Inn Pennsville                       429 North Broadway
55           1            PCFII          The Stadium Business Park I & II             3930-3942 West Burnham Street
                                                                                      & 4111 West Mitchell Street
57           1            PCFII          Timber Crest                                 18307 Kenrick Ave
58           2            PCFII          Greenbriar and Hawthorne Apartments          21 Greenbriar
64           1            PCFII          2323 North Telegraph Road                    2323 North Telegraph Road
73           1            PCFII          Durango Springs Retail Shopping Center       8520 - 8550 West Warm Springs Road
79           1            PCFII          1750 Boston Post Road                        1750 Boston Post Road
82           1            PCFII          Gilbert Industrial Building                  2120 W. Guadalupe Road
86           1            PCFII          Woodfield Restaurant Court                   1140-1180 Plaza Drive
100          1            PCFII          Palmyrita Industrial                         797-799 Palmyrita Avenue
106          1            PCFII          Union Cattle Company Restaurant              42 South De Lacey Avenue
114          2            PCFII          Country Club Apartments                      4201 Denice Court
117          1            PCFII          2601 Airport Freeway                         2601 Airport Freeway
119          1            PCFII          Xylon Commerce Center I & II                 8300 & 8340 89th Avenue North
120          1            PCFII          1400 N. H Street                             1400 N. H Street
121          1            PCFII          2701 University Avenue Northeast             2701 University Avenue Northeast
122          1            PCFII          1705 Old Fort Parkway                        1705 Old Fort Parkway
125          1            PCFII          Executive Center Valencia                    25600 Rye Canyon Road
127          2            PCFII          Slate Hill Apartments                        7560-7596 & 521-656 Slate Hill Drive
132          2            PCFII          Lakeview Apartments                          201 - 329 East 22nd Street
140          1            PCFII          Lincoln Square                               3124-3156 Century Ave. N
141          1            PCFII          Vine Street Business Park                    1059 & 1099 Vine Street
150          2            PCFII          Prairie View Apartments                      404 - 544 East 30th Street
150          2            PCFII          River Road Apartments                        902 - 906 Riverfront Road
154          1            PCFII          The Southport Station Office Center          107 John Street
156          1            PCFII          10936 State Road 54                          10936 State Road 54
168          1            PCFII          Lakeside Shopping Center                     1100 Wilcrest
169          2            PCFII          Somerset Apartments                          2001 Connecticut Avenue
179          1            PCFII          9150 South Dairy Ashford                     9150 South Dairy Ashford
183          2            PCFII          Northside Square Apartments                  3805 27th Street
185          2            PCFII          503 West 150th Street                        503 West 150th Street
197          2            PCFII          The Apartment Company                        901 Syracuse Avenue



                                           Original                       Master                 Master          Primary Excess
(continued)                                Term to               Admin    Service   Primary      Excess Serv.    Servicing
Loan Pool    Cut-Off Date                  Maturity              Cost     Fee       Service      Fee Rate        Fee Rate
No.          Balance          Note Date    or ARD      Rate      Rate     Rate      Fee Rate     (bps)           (bps)
1            $95,200,000      11/17/2006   120         5.650%    3.165    2.000     1.000        0.000            0.000
3            $71,000,000      12/20/2006   120         5.883%    3.165    2.000     1.000        0.000            0.000
16           $20,000,000      12/04/2006   120         5.710%    3.165    2.000     1.000        0.000            0.000
32           $10,000,000      12/01/2006   120         5.860%    3.165    2.000     1.000        0.000            0.000

34           $7,878,788       10/26/2006   120         6.110%    3.165    2.000     1.000        0.000            0.000
34           $1,090,909       10/26/2006   120         6.110%    3.165    2.000     1.000        0.000            0.000
34           $1,030,303       10/26/2006   120         6.110%    3.165    2.000     1.000        0.000            0.000
40           $9,000,000       11/15/2006   120         5.600%    3.165    2.000     1.000        0.000            0.000
47           $8,000,000       11/08/2006   120         5.790%    3.165    2.000     1.000        0.000            0.000
54           $7,194,266       11/17/2006   120         6.150%    3.165    2.000     1.000        0.000            0.000
55           $7,093,959       11/14/2006   120         5.900%    3.165    2.000     1.000        0.000            0.000

57           $6,800,000       12/01/2006   120         5.770%    3.165    2.000     1.000        0.000            0.000
58           $6,793,878       11/30/2006   120         5.680%    3.165    2.000     1.000        0.000            0.000
64           $5,718,842       11/20/2006   120         5.990%    3.165    2.000     1.000        0.000            0.000
73           $4,996,249       11/09/2006   120         6.370%    3.165    2.000     1.000        0.000            0.000
79           $4,491,352       11/21/2006   240         6.270%    3.165    2.000     1.000        0.000            0.000
82           $4,400,000       11/01/2006   120         5.960%    3.165    2.000     1.000        0.000            0.000
86           $4,192,265       10/20/2006   120         5.970%    3.165    2.000     1.000        0.000            0.000
100          $3,500,000       11/09/2006   120         5.760%    3.165    2.000     1.000        0.000            0.000
106          $3,337,254       11/08/2006   120         6.030%    3.165    2.000     1.000        0.000            0.000
114          $3,027,320       11/22/2006   120         5.750%    3.165    2.000     1.000        0.000            0.000
117          $3,000,000       10/25/2006   120         6.100%    3.165    2.000     1.000        0.000            0.000
119          $2,997,507       11/03/2006   120         5.990%    3.165    2.000     1.000        0.000            0.000
120          $2,996,231       11/13/2006   120         6.080%    3.165    2.000     1.000        0.000            0.000
121          $2,994,621       10/26/2006   120         6.090%    3.165    2.000     1.000        0.000            0.000
122          $2,994,585       10/31/2006   120         6.060%    3.165    2.000     1.000        0.000            0.000
125          $2,819,704       10/27/2006   120         5.890%    3.165    2.000     1.000        0.000            0.000
127          $2,747,611       11/20/2006   120         5.820%    3.165    2.000     1.000        0.000            0.000
132          $2,697,612       11/28/2006   120         5.750%    3.165    2.000     1.000        0.000            0.000
140          $2,498,009       11/03/2006   120         6.150%    3.165    2.000     1.000        0.000            0.000
141          $2,497,867       11/01/2006   120         5.890%    3.165    2.000     1.000        0.000            0.000
150          $1,398,762       11/28/2006   120         5.750%    3.165    2.000     1.000        0.000            0.000
150          $849,248         11/28/2006   120         5.750%    3.165    2.000     1.000        0.000            0.000
154          $2,147,218       11/21/2006   120         5.930%    3.165    2.000     1.000        0.000            0.000
156          $2,097,490       11/13/2006   120         6.330%    3.165    2.000     1.000        0.000            0.000
168          $1,798,582       11/16/2006   120         6.190%    3.165    2.000     1.000        0.000            0.000
169          $1,798,408       11/22/2006   120         5.750%    3.165    2.000     1.000        0.000            0.000
179          $1,600,000       10/24/2006   120         6.140%    3.165    2.000     1.000        0.000            0.000
183          $1,598,585       11/22/2006   120         5.750%    3.165    2.000     1.000        0.000            0.000
185          $1,597,227       10/26/2006   120         6.240%    3.165    2.000     1.000        0.000            0.000
197          $1,258,886       11/28/2006   120         5.750%    3.165    2.000     1.000        0.000            0.000

Notes: 1: Master Servicing fees in excess of 0.02% (or 0.01% for MSMC loans) include a subservicing fee



(page)


MSCI 2007 TOP25 Mortgage Loan Schedule - Schedule IV
MSMC Schedule




Loan Pool    Mortgage Loan
No.          Seller         Property Name                                  Street Address
7            MSMC           360 Spear Street                               360 Spear Street
10           MSMC           The London NYC Hotel Land Interest             143-47 West 54th Street
19           MSMC           24 Fifth Avenue Coop                           24 Fifth Avenue
20           MSMC           Aurora Center - Fairbanks                      413-423 Johansen Expressway
21           MSMC           Beachwood Village Apartments                   19132 Magnolia Street
22           MSMC           Sun Harbour Apartments                         2929 West 190th Street
23           MSMC           Gracie Gardens Coop                            515 E. 89th Street
24           MSMC           Avion Ridge Apartments                         1778 Richardson Road
25           MSMC           Fortress Building                              49-20 5th Street
28           MSMC           Prairie Garden Apartments                      18156 Prairie Avenue
31           MSMC           225 South Sixth Street                         225 South Sixth Street
36           MSMC           Blake Office Building                          4450 & 4500 10th Avenue SE
38           MSMC           York Towers Coop                               501 East 79th Street
49           MSMC           Ridge Road Towne Center                        2355-2455 Ridge Road
50           MSMC           Newport Villa Apartments                       1549 Placentia Avenue
51           MSMC           Shops at Sossaman                              7641 E. Guadalupe Road
56           MSMC           MCA Self Storage Portfolio - Kent East Hill    10625 SE 240th Street
56           MSMC           MCA Self Storage Portfolio - Century Square    11200 S. 324th Street
56           MSMC           MCA Self Storage Portfolio - Sunset Highway    4546 NE Sunset Blvd.
60           MSMC           Castle Heights Apartments                      3325 Castle Heights Avenue
63           MSMC           Safeway Plaza - Kingman                        3930-3990 Stockton Hill Road
75           MSMC           Food 4 Less Center Shops                       24430 Alessandro Boulevard
80           MSMC           Pleasant Grove Marketplace                     920 & 928 Pleasant Grove Boulevard
89           MSMC           Sportsman's Warehouse - Las Cruces             200 North Telshor Boulevard
94           MSMC           Key West Plaza                                 9900-9920 Key West Avenue
103          MSMC           Hole Montes Building                           950 Encore Way
107          MSMC           Best Western - Orlando                         8750 East Colonial Drive
111          MSMC           El Dorado Marketplace                          2951 E. Overland Road
116          MSMC           Shops at Wal-Mart                              490 East Silverado Ranch Boulevard
123          MSMC           DuVal Enterprises Building                     8-03 43rd Avenue
126          MSMC           CVS - Greenacres                               2998 South Jog Road
128          MSMC           Gold's Gym - San Antonio                       12481 West IH-10
130          MSMC           McKinney Retail Center                         2775 S. Central Expressway
131          MSMC           Alcott Apartments                              9025 & 9031 Alcott Avenue
136          MSMC           Mason Place Shopping Center                    430 South Mason Road
137          MSMC           2819-27 John F. Kennedy Boulevard              2819-27 John F. Kennedy Boulevard
151          MSMC           Park Place Shopping Center                     4500 State Highway 6 North
155          MSMC           Walgreens - Lincoln City                       4048 US Highway 101
159          MSMC           Blockbuster Video - Santa Monica, CA           SWC Lincoln Blvd & Ocean Park Blvd
165          MSMC           Eckerd - Rolesville                            402 South Main Street
190          MSMC           Shawnee Ridge II                               45 Satellite Boulevard
194          MSMC           Pacific State Bank                             501 West Kettleman Lane
200          MSMC           Advance Auto Parts - Scottsbluff, NE           805 West 27th Street



                                           Original                       Master                 Master          Primary Excess
(continued)                                Term to               Admin    Service   Primary      Excess Serv.    Servicing
Loan Pool    Cut-Off Date                  Maturity              Cost     Fee       Service      Fee Rate        Fee Rate
No.          Balance          Note Date    or ARD      Rate      Rate     Rate      Fee Rate     (bps)           (bps)
7            $50,000,000      11/22/2006   83          6.315%    2.165    1.000     1.000        0.000           0.000
10           $27,000,000      11/01/2006   120         5.850%    2.165    1.000     1.000        0.000           0.000
19           $15,500,000      11/15/2006   120         5.250%    2.165    1.000     1.000        0.000           0.000
20           $15,000,000      11/21/2006   60          5.340%    2.165    1.000     1.000        0.000           0.000
21           $15,000,000      11/29/2006   120         5.647%    2.165    1.000     1.000        0.000           0.000
22           $14,700,000      11/29/2006   120         5.647%    2.165    1.000     1.000        0.000           0.000
23           $13,971,295      10/31/2006   120         5.480%    2.165    1.000     1.000        0.000           0.000
24           $13,500,000      10/30/2006   120         5.970%    2.165    1.000     1.000        0.000           0.000
25           $12,911,734      10/04/2006   84          5.900%    2.165    1.000     1.000        0.000           0.000
28           $11,500,000      11/29/2006   120         5.527%    2.165    1.000     1.000        0.000           0.000
31           $10,000,000      08/16/2006   60          5.860%    2.165    0.000     0.000        1.000           1.000
36           $9,600,000       10/04/2006   120         5.980%    8.165    1.000     6.000        1.000           0.000
38           $9,500,000       11/28/2006   120         5.260%    2.165    1.000     1.000        0.000           0.000
49           $7,600,000       10/18/2006   120         5.860%    10.165   1.000     8.000        1.000           0.000
50           $7,500,000       11/29/2006   120         5.527%    2.165    1.000     1.000        0.000           0.000
51           $7,412,890       01/31/2006   120         5.540%    2.165    1.000     1.000        0.000           0.000
56           $3,138,173       09/29/2006   120         6.370%    2.165    1.000     1.000        0.000           0.000
56           $2,371,064       09/29/2006   120         6.370%    2.165    1.000     1.000        0.000           0.000
56           $1,464,481       09/29/2006   120         6.370%    2.165    1.000     1.000        0.000           0.000
60           $6,700,000       11/29/2006   120         5.527%    2.165    1.000     1.000        0.000           0.000
63           $5,800,000       10/11/2006   120         5.980%    2.165    1.000     1.000        0.000           0.000
75           $4,950,000       11/02/2006   120         5.700%    2.165    1.000     1.000        0.000           0.000
80           $4,482,188       10/12/2006   240         6.405%    2.165    1.000     1.000        0.000           0.000
89           $4,100,000       11/06/2006   120         5.980%    2.165    1.000     1.000        0.000           0.000
94           $4,000,000       12/06/2006   120         5.750%    2.165    1.000     1.000        0.000           0.000
103          $3,464,720       09/19/2006   120         5.950%    2.165    1.000     1.000        0.000           0.000
107          $3,313,407       08/25/2005   120         5.310%    2.165    1.000     1.000        0.000           0.000
111          $3,100,000       08/15/2006   120         6.100%    2.165    1.000     1.000        0.000           0.000
116          $3,000,000       09/19/2006   120         6.090%    9.165    1.000     7.000        1.000           0.000
123          $2,988,819       08/30/2006   120         5.940%    7.165    1.000     5.000        1.000           0.000
126          $2,782,525       09/22/2006   120         5.980%    2.165    1.000     1.000        0.000           0.000
128          $2,700,000       08/24/2006   120         5.950%    2.165    1.000     1.000        0.000           0.000
130          $2,700,000       10/02/2006   120         5.870%    10.165   1.000     8.000        1.000           0.000
131          $2,700,000       11/29/2006   120         5.667%    2.165    1.000     1.000        0.000           0.000
136          $2,500,000       11/06/2006   120         5.900%    2.165    1.000     1.000        0.000           0.000
137          $2,500,000       10/20/2006   120         5.620%    2.165    1.000     1.000        0.000           0.000
151          $2,200,000       08/15/2006   120         6.180%    2.165    1.000     1.000        0.000           0.000
155          $2,142,000       10/31/2006   120         5.850%    2.165    1.000     1.000        0.000           0.000
159          $2,000,000       10/12/2006   120         6.130%    2.165    1.000     1.000        0.000           0.000
165          $1,900,000       09/29/2006   120         5.820%    2.165    1.000     1.000        0.000           0.000
190          $1,496,240       09/25/2006   120         6.260%    2.165    1.000     1.000        0.000           0.000
194          $1,393,911       07/31/2006   120         6.170%    2.165    1.000     1.000        0.000           0.000
200          $998,751         11/13/2006   120         6.110%    2.165    1.000     1.000        0.000           0.000

Notes:1: Master Servicing fees in excess of 0.02% (or 0.01% for MSMC loans) include a subservicing fee
